UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)
 4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Address of Principal Executive Offices)
William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Fiscal quarter ended March 31, 2014

Item 1. Schedule of Investments.

CALVERT TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

MUNICIPAL OBLIGATIONS - 97.7%	PRINCIPAL AMOUNT	VALUE
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,239,000

California - 1.2%
California GO Bonds, 5.00%, 2/1/38	1,000,000	1,072,210
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	636,880
		1,709,090

Colorado - 1.7%
Board of Governors of the Colorado State University System Enterprise Revenue Bonds, Bonds, 5.00%, 3/1/29	1,000,000	1,164,250
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,176,520
		2,340,770

Connecticut - 2.5%
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,058,239
4.85%, 7/1/37	1,360,000	1,454,289
5.05%, 7/1/42	1,000,000	1,078,900
		3,591,428

District Of Columbia - 2.4%
Metropolitan Washington DC Airport Authority System Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,432,585

Florida - 8.8%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,186,463
5.625%, 11/15/37 (r)	1,080,000	1,219,903
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	2,500,000	2,552,450
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,547,440
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	675,000	667,271
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,257,990
		12,431,517

Georgia - 0.8%
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,099,440

Hawaii - 1.5%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	2,000,000	2,181,660

Illinois - 3.4%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	481,940
Granite City Illinois Revenue Bonds, 0.85%, 5/1/27 (mandatory put, 5/1/14 @ 100) (r)	2,000,000	1,999,800
Illinois GO Bonds, 5.00%, 8/1/24	1,255,000	1,376,358
St. Charles Illinois GO Bonds, 4.00%, 12/1/34	1,000,000	955,180
		4,813,278

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,146,100

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,114,180
5.75%, 11/15/38	1,000,000	1,104,750
		2,218,930

Louisiana - 1.1%
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,483,434

Maryland - 0.2%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	86,000	85,698
Series B, 3.907%, 7/1/14 (r)	232,000	231,186
		316,884

Massachusetts - 4.6%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,109,690
Commonwealth of Massachusetts GO Bonds, 4.00%, 10/1/28	1,000,000	1,045,660
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,189,963
Massachusetts Water Pollution Abatement Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,214,230
		6,559,543

Mississippi - 4.3%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	396,776
Prentiss County Mississippi Revenue VRDN, 0.65%, 10/1/17 (r)†	5,700,000	5,700,000
		6,096,776

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,687,260

New Jersey - 5.2%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,907,858
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,156,856
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,228,060
		7,292,774

New Mexico - 3.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,181,468

New York - 5.5%
City of New York NY GO Bonds:
Series D-1, 5.00%, 8/1/26	1,000,000	1,139,080
Series G, 5.00%, 8/1/26	2,000,000	2,290,840
New York State Dormitory Authority Revenue Bonds:
5.00%, 12/15/26	1,000,000	1,140,960
5.00%, 8/15/29	1,000,000	1,111,100
5.00%, 3/15/37	1,430,000	1,530,801
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	208,352
New York State Local Government Assistance Corp. Revenue Bonds, 6.00%, 4/1/14	340,000	340,000
		7,761,133

North Carolina - 3.6%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,056,660
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	3,956,521
		5,013,181

Ohio - 5.9%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	2,000,000	2,380,200
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,549,300
Ohio GO Bonds, 4.00%, 3/15/27	1,000,000	1,058,260
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	105,039
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,279,539
		8,372,338

Pennsylvania - 1.8%
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	249,062
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,264,400
		2,513,462

Puerto Rico - 2.7%
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,000,000	1,000,060
8.00%, 7/1/35	1,000,000	933,960
Puerto Rico Highway & Transportation Authority Revenue Bonds, 5.50%, 7/1/29	2,000,000	1,945,520
		3,879,540

Rhode Island - 2.4%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,131,570
5.00%, 10/1/31	1,000,000	1,122,060
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,071,370
Rhode Island Port Authority and Economic Development Corp. Airport Revenue Bonds, 7.00%, 7/1/14	100,000	101,051
		3,426,051

South Carolina - 0.8%
Charleston South Carolina Waterworks and Sewer System Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,076,970

Texas - 18.9%
Allen Texas Independent School District GO Bonds, 5.00%, 2/15/41	1,000,000	1,076,320
Bexar County Texas GO Bonds:
4.00%, 6/15/26	1,000,000	1,069,010
5.00%, 6/15/35	3,000,000	3,349,890
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	526,715
5.00%, 11/1/38	1,000,000	1,012,820
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,085,790
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	3,942,211
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,415,146
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	478,425
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,242,040
5.25%, 2/1/35	3,345,000	4,188,475
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,007,309
Texas GO Bonds, 5.00%, 4/1/22	1,000,000	1,087,290
Texas Transportation Commission State Highway Revenue Bonds, 4.375%, 4/1/25	2,000,000	2,156,540
		26,637,981

Vermont - 3.1%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,067,630
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,019,360
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,164,930
4.50%, 7/15/26	1,000,000	1,103,530
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	55,000	57,240
		4,412,690

Virgin Islands - 0.9%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,022,470
4.25%, 10/1/29	200,000	193,164
		1,215,634

Virginia - 2.2%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,976,453
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,063,100
		3,039,553

Washington - 3.2%
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,154,930
5.00%, 1/1/28	3,090,000	3,429,128
		4,584,058

Wisconsin - 0.3%
Grafton Wisconsin IDA Revenue VRDN, 0.44%, 12/1/17 (r)†	400,000	400,000

Other - 0.5%
Capital Trust Agency, Inc. Housing Revenue Bonds Bonds, 5.95%, 1/15/39 (c)*	13,792,656	689,771

Total Municipal Obligations (Cost $143,037,750)		137,844,299

TOTAL INVESTMENTS (Cost $143,037,750) - 97.7%		137,844,299
Other assets and liabilities, net - 2.3%		3,309,604
NET ASSETS - 100%		$141,153,903

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
10 Year U.S. Treasury Notes	30	6/14	$3,705,000	$30,893
30 Year U.S. Treasury Bonds	115	6/14	15,320,156	(3,962)
Total Sold				$26,931

(c) Capital Trust Agency Housing Revenue Bonds are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (“Series 2005 Bonds”).

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Bond Fund (the “Fund”), the only series of the Calvert Tax-Free Reserves, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A shares, which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible.  Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced.   The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices.   The Valuation Committee's fair valuation determinations are subject to review, approval, and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  There were no such transfers during the period. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.  When more appropriate, the Fund may employ an income-based or cost approach.  An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts.  Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.  A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost).  From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.  The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Municipal obligations	-	$137,844,299	-	$137,844,299
TOTAL	-	$137,844,299	-	$137,844,299

Other financial instruments**	$26,931	-	-	$26,931

*    For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

-)

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.  Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the period ended March 31, 2014, the Fund invested in 10 year U.S. Treasury Notes futures and 30 year U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 30 contracts and $2,708,919 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.  Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures.  (See footnotes to Schedules of Investments.)  A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax.  There is no assurance that the Internal Revenue Service will agree with this opinion.  In the event the Internal Revenue Service determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

NOTE B — TAX INFORMATION

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2014, and net realized capital loss carryforwards as of December 31, 2013 with expiration dates, where applicable:

Federal income tax cost	$142,969,466
Unrealized appreciation	$7,746,172
Unrealized (depreciation)	(12,871,340)
Net appreciation (depreciation)	($5,125,168)

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE:
December 31, 2014	($8,160,996)
December 31, 2015	(4,279,054)
December 31, 2016	(565,078)
December 31, 2018	(6,629,505)

NO EXPIRATION DATE:
Short-term	($35,075)
Long-term	(463,095)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Item 2. Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

            A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

Filed herewith.

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:       /s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date:    May 29, 2014

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek
            Barbara J. Krumsiek
            President -- Principal Executive Officer

Date:    May 29, 2014

            /s/ Ronald M. Wolfsheimer
            Ronald M. Wolfsheimer
            Treasurer -- Principal Financial Officer

Date:    May 29, 2014